Trade and Other Receivables, Net - Schedule of Trade and Other Receivables, Net (Details) - USD ($) $ in Thousands		Jun. 30, 2026	Dec. 31, 2025
Schedule of Trade and Other Receivables, Net [Abstract]
Royalty receivables	[1]	$ 2,136	$ 2,136
Trade receivables	[1]	2,663	3,125
Staff loans		260
Other receivables			344
VAT receivables	[2]	2,681	2,183
Allowance for credit losses	[3]	(2,275)	(2,275)
Trade and other receivables, net		$ 5,465	$ 5,513

[1]	The Group’s trade receivables balance primarily relates to gold sales with Fidelity. The Group’s royalty receivables balance relates to a subcontracting arrangement through which the Group earned a royalty on precious metals extracted by a third-party miner from the Redwing Mine and is fully provisioned for credit loss.
[2]	VAT receivables are presented net of amounts offset against other tax liabilities, as approved by the Zimbabwe tax authorities. During 2025, the Group offset VAT receivables of approximately US$2.0 million against other tax liabilities. During the six months ended June 30, 2026, the Group offset a further US$0.6
[3]	Included in the expected credit loss provision are amounts of US$2.1m relating to royalties receivable and US$0.1m relating to rentals.